                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.3

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:
         End of Period Collection Account Balance as of Prior Payment Date:                                           324,264.61
         Available Funds:
                  Contract Payments due and received in this period                                                 3,271,381.57
                  Contract Payments due in prior period(s) and received in this period                                293,463.11
                  Contract Payments received in this period for next period                                           101,243.90
                  Sales, Use and Property Tax, Maintenance, Late Charges                                               84,629.29
                  Prepayment Amounts related to early termination in this period                                    3,476,699.17
                  Servicer Advance                                                                                    255,546.81
                  Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
                  Transfer from Reserve Account                                                                         2,445.45
                  Interest earned on Collection Account                                                                 3,238.66
                  Interest earned on Affiliated Account                                                                   141.75
                  Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03               0.00
                  Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
                        < Predecessor contract)                                                                             0.00
                  Amounts paid under insurance policies                                                                     0.00
                  Any other amounts                                                                                         0.00
                                                                                                                   -------------
         Total Available Funds                                                                                      7,813,054.32
         Less: Amounts to be Retained in Collection Account                                                           346,607.74
                                                                                                                   -------------
         AMOUNT TO BE DISTRIBUTED                                                                                   7,466,446.58
                                                                                                                   =============


         DISTRIBUTION OF FUNDS:
               1. To Trustee -  Fees                                                                                        0.00
               2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                          293,463.11
               3. To Noteholders (For Servicer Report immediately following the Final
                          Additional Closing Date)

                       a) Class A1 Principal and Interest                                                                   0.00
                       a) Class A2 Principal (distributed after A1 Note matures) and Interest                               0.00
                       a) Class A3 Principal (distributed after A2 Note matures) and Interest                               0.00
                       a) Class A4 Principal (distributed after A3 Note matures) and Interest                       6,028,499.98
                       b) Class B Principal and Interest                                                              102,731.13
                       c) Class C Principal and Interest                                                              205,682.69
                       d) Class D Principal and Interest                                                              137,806.50
                       e) Class E Principal and Interest                                                              176,434.92

               4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
               5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                       a) Residual Interest (Provided no Restricting or Amortization Event in effect)                 210,402.31
                       b) Residual Principal (Provided no Restricting or Amortization Event in effect)                188,864.88
                       c)  Reserve Account Distribution (Provided no Restricting or Amortization
                                Event in effect)                                                                        2,445.45
               6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           88,009.70
               7. To Servicer, Servicing Fee and other Servicing Compensations                                         32,105.91
                                                                                                                   -------------
         TOTAL FUNDS DISTRIBUTED                                                                                    7,466,446.58
                                                                                                                   =============
                                                                                                                   -------------
         End of Period Collection Account Balance {Includes Payments in Advance & Restricting
                Event Funds (if any)}                                                                                 346,607.74
                                                                                                                   =============
II.    RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,925,289.09
          - Add Investment Earnings                                                                                     2,445.45
          - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  0.00
          - Less Distribution to Certificate Account                                                                    2,445.45
                                                                                                                   -------------
End of period balance                                                                                              $2,925,289.09
                                                                                                                   =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $2,925,289.09
                                                                                                                   =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                      Pool A                                       57,958,411.79
                      Pool B                                       17,383,008.06
                                                                   -------------
                                                                                                 75,341,419.85
Class A Overdue Interest, if any                                            0.00
Class A Monthly Interest - Pool A                                     375,763.70
Class A Monthly Interest - Pool B                                     112,699.84

Class A Overdue Principal, if any                                           0.00
Class A Monthly Principal - Pool A                                  4,583,398.52
Class A Monthly Principal - Pool B                                    956,637.92
                                                                   -------------
                                                                                                  5,540,036.44
Ending Principal Balance of the Class A Notes
                      Pool A                                       53,375,013.27
                      Pool B                                       16,426,370.14
                                                                   -------------                 -------------
                                                                                                 69,801,383.41
                                                                                                 =============

Interest Paid Per $1,000              Principal Paid Per $1,000                     Ending Principal
Original Face $257,425,000            Original Face $257,425,000                    Balance Factor
--------------------------            --------------------------                    --------------
    $ 1.897498                                      $ 21.520973                        27.115231%

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                      Class A1                                                 0.00
                      Class A2                                                 0.00
                      Class A3                                                 0.00
                      Class A4                                        75,341,419.85
                                                                      -------------


Class A Monthly Interest                                                                            75,341,419.85
                      Class A1 (Actual Number Days/360)                        0.00
                      Class A2                                                 0.00
                      Class A3                                                 0.00
                      Class A4                                           488,463.54
                                                                      -------------


Class A Monthly Principal
                      Class A1                                                 0.00
                      Class A2                                                 0.00
                      Class A3                                                 0.00
                      Class A4                                         5,540,036.44
                                                                      -------------

                                                                                                     5,540,036.44
Ending Principal Balance of the Class A Notes
                      Class A1                                                 0.00
                      Class A2                                                 0.00
                      Class A3                                                 0.00
                      Class A4                                        69,801,383.41
                                                                      -------------                 -------------
                                                                                                    69,801,383.41
                                                                                                    =============

Class A3
Interest Paid Per $1,000              Principal Paid Per $1,000                     Ending Principal
Original Face $95,625,000             Original Face $95,625,000                     Balance Factor
   $ 5.108115                                      $ 57.935022                        72.994911%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


V. CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                                   Pool A                          987,287.32
                                   Pool B                          296,015.26
                                                                   ----------
                                                                                                1,283,302.58

         Class B Overdue Interest, if any                                0.00
         Class B Monthly Interest - Pool A                           6,384.46
         Class B Monthly Interest - Pool B                           1,914.23
         Class B Overdue Principal, if any                               0.00
         Class B Monthly Principal - Pool A                         78,126.11
         Class B Monthly Principal - Pool B                         16,306.33
                                                                   ----------
                                                                                                   94,432.44
         Ending Principal Balance of the Class B Notes
                                   Pool A                          909,161.21
                                   Pool B                          279,708.93
                                                                   ----------                   ------------
                                                                                                1,188,870.14
                                                                                                ============

         Interest Paid Per $1,000          Principal Paid Per $1,000                Ending Principal
         Original Face $4,387,000          Original Face $4,387,000                 Balance Factor
                  $ 1.891655                            $ 21.525516                     27.099844%

VI. CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes
                                   Pool A                             1,975,265.88
                                   Pool B                               592,339.37
                                                                      ------------
                                                                                                     2,567,605.25

         Class C Overdue Interest, if any                                     0.00
         Class C Monthly Interest - Pool A                               12,937.99
         Class C Monthly Interest - Pool B                                3,879.82
         Class C Overdue Principal, if any                                    0.00
         Class C Monthly Principal - Pool A                             156,252.22
         Class C Monthly Principal - Pool B                              32,612.66
                                                                      ------------
                                                                                                       188,864.88
         Ending Principal Balance of the Class C Notes
                                   Pool A                             1,819,013.66
                                   Pool B                               559,726.71
                                                                      ------------                   ------------
                                                                                                     2,378,740.37
                                                                                                     ============

         Interest Paid Per $1,000          Principal Paid Per $1,000                Ending Principal
         Original Face $8,775,000          Original Face $8,775,000                 Balance Factor
                    $ 1.916560                            $ 21.523063                     27.108152%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


VII. CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                                   Pool A                                         1,316,843.90
                                   Pool B                                           394,892.92
                                                                                 -------------
                                                                                                                 1,711,736.82

         Class D Overdue Interest, if any                                                 0.00
         Class D Monthly Interest - Pool A                                            9,152.07
         Class D Monthly Interest - Pool B                                            2,744.51
         Class D Overdue Principal, if any                                                0.00
         Class D Monthly Principal - Pool A                                         104,168.15
         Class D Monthly Principal - Pool B                                          21,741.77
                                                                                 -------------
                                                                                                                   125,909.92
         Ending Principal Balance of the Class D Notes
                                   Pool A                                         1,212,675.75
                                   Pool B                                           373,151.15
                                                                                 -------------                   ------------
                                                                                                                 1,585,826.90
                                                                                                                 ============

         Interest Paid Per $1,000          Principal Paid Per $1,000                Ending Principal
         Original Face $5,850,000          Original Face $5,850,000                 Balance Factor
                     $ 2.033603                            $ 21.523063                    27.108152%

VIII. CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes
                                   Pool A                            1,646,400.51
                                   Pool B                              493,770.55
                                                                     ------------
                                                                                                    2,140,171.06

         Class E Overdue Interest, if any                                    0.00
         Class E Monthly Interest - Pool A                              14,652.96
         Class E Monthly Interest - Pool B                               4,394.56
         Class E Overdue Principal, if any                                   0.00
         Class E Monthly Principal - Pool A                            130,210.19
         Class E Monthly Principal - Pool B                             27,177.21
                                                                     ------------
                                                                                                      157,387.40
         Ending Principal Balance of the Class E Notes
                                   Pool A                            1,516,190.32
                                   Pool B                              466,593.34
                                                                     ------------                   ------------
                                                                                                    1,982,783.66
                                                                                                    ============

         Interest Paid Per $1,000          Principal Paid Per $1,000                Ending Principal
         Original Face $7,313,000          Original Face $7,313,000                 Balance Factor
                  $ 2.604611                            $ 21.521592                    27.113136%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                                   Pool A                                        1,977,968.07
                                   Pool B                                          593,546.61
                                                                                 ------------
                                                                                                      2,571,514.68

         Residual Interest - Pool A                                                206,517.60
         Residual Interest - Pool B                                                  3,884.71
         Residual Principal - Pool A                                               156,252.22
         Residual Principal - Pool B                                                32,612.66
                                                                                 ------------
                                                                                                        188,864.88
         Ending Residual Principal Balance
                                   Pool A                                        1,821,715.85
                                   Pool B                                          560,933.95
                                                                                 ------------         ------------
                                                                                                      2,382,649.80
                                                                                                      ============


X.   PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                               32,105.91
          - Servicer Advances reimbursement                                                             293,463.11
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                              88,009.70
                                                                                                      ------------
         Total amounts due to Servicer                                                                  413,578.72
                                                                                                      ============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                       65,862,177.41

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                         0.00

   Decline in Aggregate Discounted Contract Balance                                                                     5,208,407.41
                                                                                                                       -------------
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                          60,653,770.00
                                                                                                                       =============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                           1,900,555.72

       - Principal portion of Prepayment Amounts                                                 3,307,851.69

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                     0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during

              Collection Period                                                                          0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                   0.00
                                                                                                 ------------
              Total Decline in Aggregate Discounted Contract Balance                             5,208,407.41
                                                                                                 ============


POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    19,753,572.79

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

      Decline in Aggregate Discounted Contract Balance                                                                  1,087,088.55
                                                                                                                       -------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                       18,666,484.24
                                                                                                                       =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                          925,262.49

          - Principal portion of Prepayment Amounts                                                161,826.06

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                  0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                       0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                0.00
                                                                                                -------------
           Total Decline in Aggregate Discounted Contract Balance                                1,087,088.55
                                                                                                =============

                                                                                                                       -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      79,320,254.24
                                                                                                                       =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                Predecessor
                                                            Discounted       Predecessor         Discounted
Lease #                 Lessee Name                        Present Value       Lease #         Present Value
-------                 -----------                        -------------       -------         -------------
3155-007        RADNET MANAGEMENT, INC.                    $  188,552.08        1231-033        $1,243,525.87
3155-008        RADNET MANAGEMENT, INC.                    $  535,706.60        1572-033        $  878,621.70
3205-002        FOUNTAIN AND PHOENIX DIAGNOSTIC            $3,111,829.21        2421-001        $1,711,098.71
3307-002        OPEN MRI OHIO 2 VENTURES, LLC              $  767,314.06        1046-501        $  639,976.34
3330-004        OPEN MRI TEXAS VENTURES, LLC               $  756,617.60        1100-503        $  659,108.62
                                                                                1912-002        $  107,797.25

                                                           -------------                        -------------
                Totals:                                    $5,360,019.55                        $5,240,128.49

                  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                    $  5,240,128.49
                  b) ADCB OF POOL A AT CLOSING DATE                                           $202,195,615.75
                  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                       2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                               YES     NO   X
                                                                   ---      ---

POOL B

                                                                                      Predecessor
                                                   Discounted        Predecessor      Discounted
Lease #                 Lessee Name               Present Value       Lease #        Present Value
-------                 -----------               -------------       -------        -------------
3305-001        OPEN MRI IOWA VENTURES, LLC       $1,004,680.88       1047-501       $ 77,392.98
                                                                      1100-504       $ 93,947.73
                                                                      1344-026       $ 17,225.68
                                                                      1344-029       $ 63,104.76
                                                                      1344-030       $  2,292.14
                                                                      1347-010       $  5,382.42
                                                                      1347-011       $202,500.53
                                                                      1347-012       $194,679.35
                                                                      1791-008       $ 10,844.23
                                                                      1791-010       $ 60,297.19
                                                                      1791-011       $  9,057.14
                                                                      1791-012       $  9,708.25
                                                                      2097-004        $44,783.62
                                                                      2454-001       $ 80,861.15
                                                                      2454-003       $ 86,291.63
                                                                      1101-524       $ 27,639.26
                                                  -------------                      -----------
                Totals:                           $1,004,680.88                      $986,008.06

                  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                $   986,008.06
                  b) ADCB OF POOL B AT CLOSING DATE                                                       $90,333,293.68
                  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                    1.09%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                               YES     NO   X
                                                                   ---      ---

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING

                                                                                                          Predecessor
                                                                      Discounted        Predecessor       Discounted
      Lease #    Lessee Name                                         Present Value      Lease #          Present Value
      -------    -----------                                         -------------      -------          -------------
      2841-002   MEDICAL IMAGING CO., INC.                           $  980,724.35       2207-005        $1,326,497.89
      2908-001   ALASE, L.L.C.                                       $  131,731.36
      2002476-2  ASHLAND AREA COMMUNITY HOSPITAL INC.                $  169,739.33
                 CASH                                                $   44,302.85
      1999-004   NAVIX DIAGNOSTIX, INC.                              $2,985,811.62       1881-005        $2,387,877.73
      3155-007   RADNET MANAGEMENT, INC.                             $  335,553.30       4284-402        $  335,553.30
      1504-013   SIGNATURE MEDICAL                                   $1,221,375.67       2557-001        $1,323,430.38
                 CASH                                                $  102,054.71
      3698-001   ADVANCED MEDICAL IMAGING CENTER                     $2,192,917.65       1969-006        $1,246,104.58
      3702-007   USDL PITTSBURGH INC & USDL PITTSBURGH HOLDING       $2,491,584.11        973-024        $   23,059.86
                                                                                         1081-502        $1,402,638.25
                                                                                         1629-016        $  227,769.98
                                                                                         1191-501        $   50,901.66
                                                                                         2407-001        $1,156,266.41
                                                                                         2407-002        $  650,353.97
                                                                    --------------                      --------------
                 Totals:                                            $10,655,794.95                      $10,130,454.01

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS        10,130,454.01
      b) ADCB OF POOL A AT CLOSING DATE                                    $202,195,615.75
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                5.01%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                                YES     NO   X
                                                             ---     ---

  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                         Predecessor
                                                                    Discounted          Predecessor       Discounted
  Lease #                       Lessee Name                         Present Value         Lease #       Present Value
  -------                       -----------                         -------------         -------       -------------
  1679-002                OPENSIDED MRI OF ST. LOUIS, L.L.C.         $506,250.32          2207-004       $611,746.22
  1218-020                MEDICAL SERVICES OF AMERICA                $200,642.43
                                                                     -----------                         -----------
                          Totals:                                    $706,892.75                         $611,746.22


         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED    $   611,746.22
         b) ADCB OF POOL B AT CLOSING DATE                               $90,333,293.68
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                          0.68%

                * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
                  DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                                       YES    NO   X
                                                                   ---     ---

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 14, 2003


XV.   POOL PERFORMANCE MEASUREMENTS

1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
         This Month                                  1,084,158.27             This Month                       79,320,254.24
         1 Month Prior                               1,101,718.00             1 Month Prior                    85,615,750.20
         2 Months Prior                                880,011.58             2 Months Prior                   91,615,741.60

         Total                                       3,065,887.85             Total                           256,551,746.04

         a) 3 MONTH AVERAGE                          1,021,962.62             b) 3 MONTH AVERAGE               85,517,248.68

         c) a/b                                              1.20%

2.    Does a Delinquency Condition Exist (1c > 6% )?
                                                           Yes       No  X
                                                               ----     ---
3.    Restricting Event Check

      A. A Delinquency Condition exists for
         current period?                                   Yes       No  X
                                                               ----     ---
      B. An Indenture Event of Default has occurred
         and is then continuing?                           Yes       No  X
                                                               ----     ---

4.    Has a Servicer Event of Default occurred?            Yes       No  X
                                                               ----     ---

5.    Amortization Event Check

      A. Is 1c  > 8% ?                                     Yes       No  X
                                                               ----     ---
      B. Bankruptcy, insolvency, reorganization;
         default/violation of any covenant or
         obligation not remedied within 90 days?           Yes       No  X
                                                               ----     ---
      C. As of any Determination date, the sum of
         all defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?       Yes       No  X
                                                               ----     ---


6.    Aggregate Discounted Contract Balance at Closing Date

                                                 Balance       $  270,243,724.70
                                                                 --------------


                  DELINQUENT LEASE SUMMARY

 Days Past Due     Current Pool Balance       # Leases
 -------------     --------------------       --------
   31 - 60               788,141.41                15
   61 - 90               102,611.81                 3
  91 - 180             1,084,158.27                11


Approved By:
Matthew E. Goldenberg
Director
Structured Finance and Securitization